UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
            of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

|X|  Preliminary Information Statement       |_|   Confidential, for use of the
                                                   Commission only (as permitted
|_|  Definitive Information Statement               by Rule 14c-5(d)(2))

                            HEALTH EXPRESS USA, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        Preliminary Information Statement
                              Dated: July 25, 2005

                            HEALTH EXPRESS USA, INC.
                      1761 West Hillsboro Blvd., Suite 203
                         Deerfield Beach, Florida 33442

                              INFORMATION STATEMENT

         This Information Statement (the "Information Statement") is furnished to the shareholders of Health Express USA, Inc., a Florida corporation ("Health Express" or the "Company"), with respect to certain corporate actions of the Company. This Information Statement is first being provided to shareholders on or about August 2, 2005.

         The corporate actions involve two (2) proposals (individually, a "Proposal" and, collectively, the "Proposals") providing for the following:

         1. To approve an amendment to the Company's Articles of Incorporation to increase the authorized common stock, par value $0.001 per share, of the Company from 50,000,000 shares to 5,000,000,000 shares.

         2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to CSI Business Finance, Inc.

         ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 25, 2005 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S SHARES OF COMMON STOCK ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.


                       BY ORDER OF THE BOARD OF DIRECTORS

/s/ Douglas Baker


--------------------------
Douglas Baker, President

Deerfield Beach, Florida
July 25, 2005

                                TABLE OF CONTENTS
                                                                                                           PAGE NO.
                                                                                                           --------
ABOUT THE INFORMATION STATEMENT...................................................................................1

    What Is The Purpose Of The Information Statement?.............................................................1

    Who Is Entitled To Notice?....................................................................................1

    What Corporate Matters Will The Principal Shareholders Vote For And How Will They Vote?.......................1

    What Are The Board Of Directors' Recommendations?.............................................................1

    What Vote Is Required To Approve Each Proposal?...............................................................2

PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION  TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY
     TO 5,000,000,000 SHARES......................................................................................4


    Purpose Of Increasing Number Of Authorized Shares Of Common Stock.............................................4

    Amendment of Articles of Incorporation........................................................................4

    Advantages and Disadvantages of Increasing Authorized Shares..................................................5

    Recommendation Of The Board Of Directors......................................................................5

    Description Of Capital Stock..................................................................................5

    Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation, Bylaws And Florida Law..................6

    Transfer Agent and Registrar..................................................................................6

    Additional Information........................................................................................7

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON..........................................7

PROPOSAL 2 -  AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO CSI BUSINESS FINANCE,
     INC..........................................................................................................8

    Purpose of Changing the Name of the Company to CSI Business Finance, Inc......................................8

    Amendment of Articles of Incorporation........................................................................8

    Recommendation Of The Board Of Directors......................................................................8

PROPOSALS BY SECURITY HOLDERS.....................................................................................8

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS......................................................8

                            HEALTH EXPRESS USA, INC.
                      1761 West Hillsboro Blvd., Suite 203
                         Deerfield Beach, Florida 33442

                              ---------------------


                              INFORMATION STATEMENT


                                  July 25, 2004


                            -------------------------

         This Information Statement ("Information Statement") contains information related to certain corporate actions of Health Express USA, Inc., a Florida Corporation (the "Company"), and is expected to be mailed to shareholders on or about August 2, 2005.


                         ABOUT THE INFORMATION STATEMENT


What Is The Purpose Of The Information Statement?

      This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on July 25, 2005 (the "Record Date") of corporate action expected to be taken pursuant to the written consents of principal shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place on August 23, 2005, consisting of the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock from 50,000,000 to 5,000,000,000 shares, and to change the name of the Company to CSI Business Finance, Inc.


Who Is Entitled To Notice?

      Each holder of an outstanding share of common stock as of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to written consents. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 49,019,983 issued and outstanding shares of common stock have indicated that they will vote in favor of the Proposals. Under Florida corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.


What Corporate Matters Will The Principal Shareholders Vote For And How Will They Vote?

      Shareholders holding a majority of the outstanding common stock required to vote on each matter have indicated that they will vote for the following matter:

      o For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock from 50,000,000 to 5,000,000,000 shares (see page 4); and

      o For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to CSI Business Finance, Inc. (see page 8).


What Are The Board Of Directors' Recommendations?

      The Board of Directors' recommendation is set forth below together with the description of each item in this Information Statement. In summary, the Board recommends a vote:

      o For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 5,000,000,000 shares (see page 4); and

      o For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company from Health Express USA, Inc. to CSI Business Finance, Inc. (see page 8).


What Vote Is Required To Approve Each Proposal?

      As of the Record Date, the Company had 49,019,983 shares of issued and outstanding shares of common stock.

      Increase in Authorized Shares of Common Stock. For the Proposal to increase the authorized shares of common stock to 5,000,000,000, the vote of at least 24,509,992 shares of outstanding common stock is required to approve the increase in the number of authorized shares of common stock.

      Corporate Name Change. For the Proposal to change the name of the Company to CSI Business Finance, Inc., a vote of a majority of the common stock is required for approval of the Proposal. As a result, the vote of at least 24,509,992 outstanding shares of common stock are required to approve the Proposal.

      The shareholders that have indicated an intention to vote in favor of the Proposals and the number of shares of common stock within their voting control as of the new Record Date are described below. These shareholders have 52.80% of the shares of common stock when considered as an independent class. Accordingly, these shareholders have sufficient shares to approve both Proposals.

                                 STOCK OWNERSHIP

      As of July 25, 2005, other than the persons identified below, no person owned beneficially more than five percent (5%) of the Company's common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. There are no other classes or series of capital stock outstanding. As of July 25, 2005, the Company had 49,019,983 shares of common stock outstanding.

---------------------------------------------------------------------------------------------------------------------------
                                         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
---------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                             AMOUNT AND NATURE OF BENEFICIAL           PERCENTAGE
TITLE OF CLASS    OF BENEFICIAL OWNER                                     OWNERSHIP                     OF CLASS (3)
--------------    ----------------------------------           -------------------------------          ------------
Common            Douglas Baker                                           3,984,400(1)                       7.95%
                  5206 NW  28 St.
                  Margate, Florida 33063

Common            Marco D'Alonzo                                          3,439,500(1)                       7.02%
                  4892 N.  Citation Drive, No.  106
                  Delray Beach, Florida 33445

Common            Cornell Capital Partners                                  22,100,000                      45.08%
                  101 Hudson Street, Suite 3700
                  Jersey City, NJ 07302

Common            TOTAL                                                     29,523,900                      60.22%

---------------------------------------------------------------------------------------------------------------------------
                                         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
---------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                             AMOUNT AND NATURE OF BENEFICIAL           PERCENTAGE
TITLE OF CLASS    OF BENEFICIAL OWNER                                     OWNERSHIP                     OF CLASS (3)
--------------    ----------------------------------           -------------------------------          ------------
Common             Douglas Baker                                           3,984,400(1)                      7.95%
                   5206 NW  28 St.
                   Margate, Florida 33063

Common             Marco D'Alonzo                                          3,439,500(1)                      7.02%
                   4892 N.  Citation Drive, No.  106
                   Delray Beach, Florida 33445


                   ALL OFFICERS AND DIRECTORS
                   AS A GROUP (6) PERSONS                                     7,423,900                     15.14%
---------------------------------------------------------------------------------------------------------------------------

*        Less than 1%.

(1) Mr. D'Alonzo and Mr. Baker have options to purchase 1,716,800 and 1,840,000 shares, respectively, of common stock at an exercise price of $0.35 per share. The options are exercisable for a period of ten years from June 15, 1999 and are included in the calculation of ownership in accordance with Rule 13(d) of the Securities Act.

(2) Rider Insurance Company has warrants to purchase 2,000,000 shares of Health Express' common stock at an exercise price of $1.00. The warrants are exercisable for a period of ten years from May 2, 2001.

(3) Applicable percentage of ownership is based on 49,019,983 shares of common stock outstanding as of July 25, 2005 for each stockholder. Beneficial ownership is determined in accordance within the rules of the Commission and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of July 22, 2005 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

             PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION
 TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 5,000,000,000 SHARES

         Our Company's Board of Directors proposes an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 to 5,000,000,000 shares.


Purpose Of Increasing Number Of Authorized Shares Of Common Stock

         The Share Exchange Agreement

         On June 17, 2005, the Company entered into a Share Exchange Agreement, (the "Share Exchange Agreement") by and among the Company, CSI Business Finance, Inc., a Texas corporation (the "CSI"), and the Shareholders of CSI. Pursuant to the Share Exchange Agreement, the Shareholders exchanged with, and delivered to, the Company the issued and outstanding common stock of CSI in exchange for 100,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Health Express Series A Preferred Stock"). Each share of the Health Express Series A Preferred Stock is convertible into 19,500 shares of common stock of the Company. The Shareholders transferred and exchanged the CSI Common Stock for the Health Express Series A Preferred shares so that effectively after the conversion of the preferred stock, shares of common stock issued upon conversion of the preferred stock shall equal Ninety-Seven and One Half percent (97.5%) of the issued and outstanding shares of common stock of Health Express. As a result of the Share Exchange Agreement, CSI will become a wholly-owned subsidiary of the Company.

         The amendment to the Company's Article of Incorporation would provide for the authorization of 5,000,000,000 shares of the Company's common stock. The issuance of the additional authorized shares of common stock will provide common shares for the conversion of the Health Express Series A Preferred Stock.

         General Corporate Purposes

         In addition to the reasons set forth above, the Company believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other possible general corporate purposes. While the Company has no current plans, and is not currently considering any acquisitions, financings or corporate purposes involving the issuance of these shares of common stock, the Company's board of directors believes that this issuance would give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.


Amendment of Articles of Incorporation

         The amendment to the Company's Articles of Incorporation provides for the authorization of 5,000,000,000 additional shares of the Company's common stock. As of July 25, 2005, 49,019,983 shares of the Company's common stock were issued and outstanding.

         The amendment to our Company's Articles of Incorporation shall be filed with the Florida Secretary of State so that the first paragraph of Article 7 of the Articles of Incorporation, as amended, shall be as follows:

                  "The maximum number of shares of stock which this Corporation shall be authorized to issue and have outstanding at any one time shall consist of Five Billion Ten Million (5,010,000,000) shares of Capital Stock as follows:

                  (a) Five Billion (5,000,000,000) shares of common stock, having a par value of $0.001 per share."

Advantages and Disadvantages of Increasing Authorized Shares

      The amendment to the Company's Articles of Incorporation provides for the authorization of 5,000,000,000 additional shares of the Company's common stock. As of July 25, 2005, 49,019,983 shares of the Company's common stock were issued and outstanding.

      There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock and the authorization of shares of preferred stock. The advantages include:

      o The ability to raise capital by issuing capital stock under financing transactions, if any.

      o To have shares of common stock available to pursue business expansion opportunities, if any.

      The disadvantages include:

      o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

      The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company's Board of Directors, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.


Recommendation Of The Board Of Directors

      Our Board of Directors unanimously recommended the approval of an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 to 5,000,000,000 shares.


Description Of Capital Stock

      The current authorized capital stock of our Company consists of 50,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.01 per share. As of July 25, 2005, 49,019,983 shares of the Company's common stock were issued and outstanding. The following description is a summary of the capital stock of our Company and contains the material terms of our capital stock. Additional information can be found in our Articles of Incorporation and our Bylaws.


      Common Stock

      Each share of our common stock entitles the holder to one vote on each matter submitted to a vote of our shareholders, including the election of directors. There is no cumulative voting. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefore. Holders of our common stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to our common stock. In the event of liquidation, dissolution or winding up our Company, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities. All of the shares of common stock issued and outstanding are fully paid and non-assessable.


      Preferred Stock

      The Company is authorized to issue 10,000,000 shares of $0.01 par value preferred stock.

      The Company is authorized to issue 100,000 shares of Series A Convertible Preferred Stock to shareholders of CSI pursuant to the Share Exchange Agreement. Each share is convertible into 19,500 shares of common stock of the Company. These shares of preferred stock are senior to shares of common stock regarding dividends and liquidation.

      The Company has 9,900,000 shares of authorized but unissued shares of "blank check" preferred stock, which may be issued by the Board of Directors with rights, designations, preferences and other terms, as may be determined by the Directors in their sole discretion, at the time of issuance.

      Options

      Mr. D'Alonzo and Mr. Baker have options to purchase 1,716,800 and 1,840,000 shares, respectively, of the Company's common stock at an exercise price of $0.35 per share. The options are exercisable for a period of ten years from June 15, 1999.

      Warrants

      Rider Insurance Company has warrants to purchase 2,000,000 shares of the Company's common stock at an exercise price of $1.00. The warrants are exercisable for a period of ten years from May 2, 2001.


      Convertible Debentures

      On January 17, 2003, the Company sold convertible debentures in the amount of $250,000. These debentures accrue interest at a rate of 5% per year and mature three years from the issuance date on January 17, 2006. The debentures are convertible into the Company's common stock at the holders' option any time up to maturity at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock as of the closing date or (ii) 80% of the average closing bid price of the common stock for the three lowest trading days of the five trading days immediately preceding the conversion date. At maturity, the Company has the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debentures into shares of common stock at a conversion price similar to the terms described above. The Company has the right to redeem the debentures upon thirty days notice for 120% of the amount redeemed. Upon such redemption, the holder shall receive warrants equal to 10,000 shares of common stock for each $100,000 redeemed with an exercise price equal to 120% of the closing bid price of the common stock on the closing date. Since the sale of this debenture, $190,000 of principal has been repaid through the issuance of shares under the terms of the equity line.

      As of July 25, 2005, the Company has a short-term liability of $25,000 for convertible debentures, plus accrued interest of $20,586, and a long-term-liability for convertible debentures of $60,000.


      Dividends

      The Company has not declared or paid cash dividends on its common stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company's operations.


Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation, Bylaws And Florida Law

      Authorized but Unissued Stock. Authorized but unissued shares of common stock and preferred stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

      The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.


Transfer Agent and Registrar

      Florida Atlantic Stock Transfer, Inc. is the transfer agent and registrar of our common stock. Its address is 7130 Nob Hill Road Tamarac, Florida 3332, and its telephone number is 954-726-4954.

Additional Information

      Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended December 26, 2004, and the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 27, 2005, which are being delivered to the shareholders with this Information Statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Information Statement will include a manually signed copy of the accountant's report.


      INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

      (b) No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company set forth in this Information Statement.

PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S
                       NAME TO CSI BUSINESS FINANCE, INC.

      Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to change our Company's name from Health Express USA, Inc. to CSI Business Finance, Inc.


Purpose of Changing the Name of the Company to CSI Business Finance, Inc.

      Our Company's Board of Directors believes that it is in the Company's best interest to have the Company change its name in light of the recent Share Exchange Agreement with CSI Business Finance, Inc., as described below. Moreover, the Company is no longer operational, and therefore its current name no longer reflects the business and operations of the Company.

      On June 17, 2005, the Company entered into a Share Exchange Agreement, (the "Share Exchange Agreement") by and among the Company, CSI Business Finance, Inc., a Texas corporation (the "CSI"), and the Shareholders of CSI. Pursuant to the Share Exchange Agreement, the Shareholders exchanged with, and delivered to, the Company the issued and outstanding common stock of CSI in exchange for 100,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Health Express Series A Preferred Stock"). Each share of the Health Express Series A Preferred Stock is convertible into 19,500 shares of common stock of the Company. The Shareholders transferred and exchanged the CSI Common Stock for the Health Express Series A Preferred shares so that effectively after the conversion of the preferred stock, shares of common stock issued upon conversion of the preferred stock shall equal Ninety-Seven and One Half percent (97.5%) of the issued and outstanding shares of common stock of Health Express. As a result of the Share Exchange Agreement, CSI will become a wholly-owned subsidiary of the Company.


Amendment of Articles of Incorporation

      The amendment to our Company's Articles of Incorporation shall be filed with the Florida Secretary of State so that the first paragraph of Article I of the Articles of Incorporation, as amended, will be as follows:

            "The name of the corporation is CSI Business Finance, Inc."


Recommendation Of The Board Of Directors

      Our Board of Directors unanimously recommended a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to change the company name from Health Express USA, Inc. to CSI Business Finance, Inc.


                          PROPOSALS BY SECURITY HOLDERS

      No security holder has requested the Company to include any proposals in this Information Statement.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

      Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 1761 West Hillsboro Blvd., Suite 203, Deerfield Beach, Florida 33442; or by calling the Company at (954) 570-5900 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

                                            By Order of the Board of Directors

                                            /s/      Douglas Baker
                                            ----------------------------------
                                            Name: Douglas Baker
                                            Title:    Chief Executive Officer

Deerfield Beach, Florida
July 25, 2005